                                   EXHIBIT 1

                             JOINT FILING AGREEMENT
                             ----------------------

          Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date: February 13, 2001

                                  MAYFIELD IX
                                  A California Limited Partnership

                                  By:  Mayfield IX Management, L.L.C.
                                       Its General Partner

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Authorized Signatory

                                  MAYFIELD IX MANAGEMENT, L.L.C.

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Authorized Signatory

                                  MAYFIELD ASSOCIATES FUND IV
                                  A California Limited Partnership

                                  By:  Mayfield IX Management, L.L.C.
                                       Its General Partner

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Authorized Signatory


                                  VALLEY PARTNERS II
                                  a California partnership

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Authorized Signatory

                                  YOGEN K. DALAL

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Attorney In Fact


                             Page 21 of 42 pages.

                                  F. GIBSON MYERS, JR.

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Attorney In Fact


                                  KEVIN A. FONG

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Attorney In Fact


                                  WILLIAM D. UNGER

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Attorney In Fact


                                  WENDELL G. VAN AUKEN, III

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Attorney In Fact


                                  MICHAEL J. LEVINTHAL

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Attorney In Fact


                                  A. GRANT HEIDRICH, III

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Attorney In Fact


                                  RUSSELL C. HIRSCH

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Attorney In Fact


                                  WENDE S. HUTTON

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Attorney In Fact


                                  ROBERT T. VASAN

                                  By:  /s/ James T. Beck
                                     -------------------------------------------
                                     James T. Beck, Attorney In Fact


                             Page 22 of 42 pages.